UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):
August 9, 2023

BGSF, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BGSF	NYSE

Item 5.07	Submission of Matters to a Vote of Security Holders.
On August 9, 2023, BGSF, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on four proposals and cast their votes as described below. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A as filed with the SEC on June 20, 2023.

Proposal 1
An election of Class III directors of the Company to serve until the third annual meeting following the Annual Meeting. The following individuals were elected as Class III directors of the Company:

Nominee	Votes For	Votes Withheld	Broker Non-votes
C. David Allen, Jr.	4,807,320	413,146	1,906,383
Douglas E. Hailey	3,701,535	1,518,931	1,906,383
There were no abstentions on this matter.

Proposal 2
The proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-votes
6,933,493	187,025	6,331	—

Proposal 3
The proposal to amend the BGSF, Inc. 2013 Long-Term Incentive Plan, including to add an additional 250,000 shares of common stock available for issuance was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-votes
3,468,479	1,748,962	3,025	1,906,383

A detailed description of the foregoing plan is set forth in the Company's definitive proxy statement on
Schedule 14A as filed with the SEC on June 20, 2023, which description is incorporated herein by reference.

Proposal 4
The advisory vote to approve named executive officer compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-votes
4,628,239	227,884	364,341	1,906,385

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGSF, INC.

Date:	August 14, 2023		/s/ John Barnett
		Name: Title:	John Barnett Chief Financial Officer and Secretary (Principal Financial Officer)